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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: AUGUST 15, 1997
              (DATE OF EARLIEST EVENT REPORTED: AUGUST 14, 1997)


                           STILLWATER MINING COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                      0-25090                    81-0480654
------------------------      ------------------------       -------------------
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)


         536  E. PIKE AVENUE
         POST OFFICE BOX 1330
         COLUMBUS, MONTANA                                         59019
----------------------------------------                   ---------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                (303) 978-2525
              ---------------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS.

       Reference is hereby made to the Press Release dated August 14, 1997, a copy of which is attached hereto as Exhibit A and incorporated herein by reference in its entirety.

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  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STILLWATER MINING COMPANY



  Date: August 15, 1997              By:    /s/ John E. Andrews
                                         ---------------------------------------
                                                  John E. Andrews
                                                  President